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  Update: The Mundoval Fund is now available on the TD Ameritrade retail platform. *

  Reminder: You can contribute the lesser of $4,000 ($5,000 if over 50) or your taxable compensation to your Traditional or Roth IRA for the 2006 tax year. *

  INTRINSIC VALUE is a measure that is used to estimate the value of a business. Read More... (on page 5 of our prospectus)*

      Minimum Investments:

     Initial:
Regular Account: $10,000 Automatic Investment Plan: $3,000**
IRA Account: $3,000

     Additional:
Regular Account: $100
Automatic Investment plan: $100
IRA Account: $100

      ** An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

*The Mundoval Fund does not offer any tax or legal advice. Please seek the advice of professionals, as appropriate, regarding the evaluation of any specific information, opinion, advice, or other content.

  MUNDX

Upon its second anniversary The Mundoval Fund received the registered Ticker Symbol MUNDX. Feel free to lookup the fund with various financial resources including Morningstar, Standard and Poors, TD Ameritrade and many more.

  Insight

Fellow Shareholders,

Despite the continued underperformance of the information technology sector during the year, we increased our holdings in Cisco, Dell, Intel, Microsoft and Taiwan Semiconductor. Each of these businesses is a market share leader in their respective industries and has demonstrated an ability to generate increasing amounts of free cash flow. These cash flows have been used by management over time to enhance shareholder value via a combination of share buybacks, dividend increases, retirement of debt and strategic acquisitions. Although the pessimistic outlook and realization by investors that information technology companies will not grow at the unrealistic rates of return that were initially anticipated in the late 1990's, we believe that current share prices do not accurately reflect the intrinsic valuations of some of the most dominant businesses in the sector. Read more from the 2006 Annual Report.

Thank you for your continued confidence and support.

Arthur Q. Johnson, CFA

Investors should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and is available upon request by calling 1-877-59-FUNDS. Please obtain and carefully read the prospectus before investing.

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